Alcoa Logo 2 Quarter 2009 Earnings Conference July 8, 2009 Alcoa Logo Exhibit 99.2 nd

Alcoa Logo
Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended
December 31, 2008, Form 10-Q for the quarter ended March 31, 2009, and other reports filed with the Securities and Exchange Commission.

Alcoa Logo Chuck McLane Executive Vice President and Chief Financial Officer

Alcoa Logo
2nd Quarter 2009 Financial Overview
Loss from continuing operations of $312 million, or $0.32 per share
–
Excluding restructuring, loss of $256 million or $0.26 per share
Realized aluminum price of $1,667/MT
–
Increase of 6% sequentially
Cash from operations of $328 million
–
Increase of $599 million sequentially
Improved free cash flow
–
Increase of $652 million sequentially
Breakeven EBITDA
–
Improvement of $281 million sequentially
Debt-to-cap at 39.8%; down 80 basis points sequentially
–
Cash on hand of $851 million

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Sequential Income Statement Summary
$ Millions
1Q’09 2Q’09 Change
Sales $4,147 $4,244 $97
Cost of Goods Sold $4,143 $3,966 ($177)
COGS % Sales 99.9% 93.4% (6.5 % pts.)
Selling, General Administrative, Other $244 $240 ($4)
SGA % Sales 5.9% 5.7% (0.2 % pts.)
Restructuring and Other Charges $69 $82 $13
Effective Tax Rate 39.5% 25.4% (14.1 % pts.)
Loss from Continuing Operations ($480) ($312) $168
Loss from Discontinued Operations ($17) ($142) ($125)

Alcoa Logo
2Q 2009 vs. 1Q 2009 Earnings Bridge
Loss from Continuing Operations excluding Restructuring & Other Special Items (in millions)
See Appendix for Reconciliation
($477)
$104
($8)
$27
($22)
$153
($327)
($23)
($49) $39
($256)
1Q09 Volume Price/Mix Currency Productivity LME Curtailment Taxes Other 2Q09

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YTD 2009 vs. YTD 2008 Earnings Bridge
Income (Loss) from Continuing Operations excluding Restructuring & Other Special Items
(in millions)
See Appendix for Reconciliation
$902
($1,810)
($442)
($149)
$275
$599
$1,185
($90)
($18)
($733)
YTD 2008 Volume Price/Mix Currency Productivity LME Curtailments Other YTD 2009

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Rapid Reduction in Headcount In 1H’09
Charges
($ Millions)
224 48 38 310
2009 cash
savings of $320
million - Run
rate savings of
$520 million
Headcount Reductions Announced by Quarter
Completed Not Yet Completed
15,300
4,400
1,950 21,650
2H'08 Q1'09 Q2'09 Total

Alcoa Logo
2Q 08 1Q 09 2Q 09
Production (kmt) 3,820 3,445 3,309
3   Party Shipments (kmt) 1,913 1,737 2,011
3   Party Revenue ($MM) 717 430 441
ATOI ($MM) 190 35 (7)
Improved operations globally – including record
production at Pinjarra
Productivity and material cost improvements partially
offset currency impacts
Negative currency impact of $40 million
Higher fuel oil costs of $7 million
Commissioning of Juruti bauxite mine underway
Alumina
2   Quarter Highlights
3   Quarter Outlook
2  Quarter Business Conditions
Benefit from cost savings initiatives
Lower caustic prices to be realized
Current U.S. dollar and fuel oil costs would adversely
affect results
Start-up costs of Brazil projects will negatively impact
results by $12 million
Beginning ramp up of Sao Luis refinery expansion
nd nd
rd
rd
rd
-$200
$0
$200
$400
$600
$800
$1,000
-$50
$0
$50
$100
$150
$200
$250
1Q 08 2Q 08 3Q08 4Q08 1Q09 2Q09
ATOI Third Party Revenue

Alcoa Logo
2   Quarter Highlights
2Q 08 1Q 09 2Q 09
Production (kmt) 1,030 880 906
3   Party Shipments (kmt) 750 683 779
3  Party Revenue ($MM) 2,437 844 1,146
3  Party Price ($/MT) 3,058 1,567 1,667
ATOI ($MM) 428 (212) (178)
Primary Metals
3   Quarter Outlook
2   Quarter Business Conditions
Realized pricing up 6%
Increased production 3% due to full quarter of
Norwegian smelters and record Iceland output,
partially offset by Tennessee and Massena East
curtailment
Experienced adverse currency effects of $38 million
Anglesea power station upgrade completed at $8
million cost, on time and under budget
Benefit from cost savings initiatives, especially in
labor and key raw materials
Pricing will follow a 15-day lag on LME
Current U.S. dollar would adversely affect results
Completion of all announced production curtailments
– current annual run rate ~ 3.5 million metric tonnes
-$2,500
-$2,000
-$1,500
-$1,000
-$500
$0
$500
$1,000
$1,500
$2,000
$2,500
-$500
-$250
$0
$250
$500
1Q 08 2Q 08 3Q08 4Q08 1Q09 2Q09
ATOI Third Party Revenue
nd nd
rd
rd
rd
rd

Alcoa Logo
Flat-Rolled Products
3  Quarter Outlook
2  Quarter Business Conditions
$ Millions 2Q 08 1Q 09 2Q 09
Flat-Rolled Products,
excl Russia, China & Other 69 3 2
Russia, China & Other (21) (64) (37)
Total
48 (61)
(35)
Realized productivity gains from procurement
and headcount reduction – Year-to-date,
reduced headcount by 3,000 of which 40% in
Russia
Experienced negative currency impact of $24
million
Volume increases in automotive and
packaging markets, all others weaker
Cautious demand outlook for all end markets
Benefit from cost savings initiatives
Seasonal impact from summer plant
slowdowns, especially in Europe
2  Quarter Highlights
nd nd
rd
-$2,500
-$2,000
-$1,500
-$1,000
-$500
$0
$500
$1,000
$1,500
$2,000
$2,500
-$150
-$100
-$50
$0
$50
$100
$150
1Q 08 2Q 08 3Q08 4Q08 1Q09 2Q09
ATOI Third Party Revenue

Alcoa Logo
Engineered Products and Solutions
Productivity gains help partially offset weak
market conditions
Weaker Aerospace and Building and
Construction demand
Decline in pace of Commercial Transportation
market slow down
2  Quarter Business Conditions
3 Quarter Outlook
Benefit from cost savings initiatives
Further weakness in Aerospace due to declining
build rates
Seasonal impact from summer shutdowns,
especially in European locations
Decline in Commercial Building and
Construction demand
The IGT market will remain stable
$ Millions 2Q 08 1Q 09 2Q 09
Third Party Revenue 1,660 1,270 1,194
ATOI 172 95 88
ATOI% of Revenue 10.4 7.5 7.4
2  Quarter Highlights
nd
nd
rd
$0
$500
$1,000
$1,500
$2,000
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
1Q 08 2Q 08 3Q08 4Q08 1Q09 2Q09
ATOI Third Party Revenue

Alcoa Logo
($ Millions) 2Q'08 1Q'09 2Q'09
Net Income (Loss) $546 ($497) ($454)
DD&A 317 283 317
Change in Working Capital 233 351 329
Taxes (113) (363) (138)
Pension Contributions (48) (34) (35)
Other Adjustments 72 (11) 309
Cash From Operations $1,007 ($271) $328
    Capital Expenditures (796) (471) (418)
Free Cash Flow $211 ($742) ($90)
Significant Improvement in Free Cash Flow
Cash Flow
Cash and Debt (in millions)
Free Cash Flow (in millions)
8,630
10,125
10,578
10,205
10,265
815 831
762
1,131
851
0%
10%
20%
30%
40%
50%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2Q'08 3Q'08 4Q'08 1Q'09 2Q'09
Gross Debt Cash Debt to Cap
-$1,000
-$800
-$600
-$400
-$200
$0
$200
2Q'08 3Q'08 4Q'08 1Q'09 2Q'09

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Strengthened Capital Market Position
Alcoa Debt & Equity
Alcoa Credit Default Swaps
Source:  Bloomberg
5.00
6.00
7.00
8.00
9.00
10.00
11.00
12.00
13.00
14.00
15.00
16.00
17.00
12/31 1/15 1/30 2/14 3/1 3/16 3/31 4/15 4/30 5/15 5/30 6/14 6/29
Alcoa Share Price ($)
Alcoa July 2013 Debt Yield (%)
300
400
500
600
700
800
900
1,000
1,100
1,200
1,300
12/31 1/15 1/30 2/14 3/1 3/16 3/31 4/15 4/30 5/15 5/30 6/14 6/29
Alcoa 5-Year CDS (basis points)

Alcoa Logo Klaus Kleinfeld President and Chief Executive Officer

North America	Europe	China	Global
	**Aerospace**				6% decline in deliveries
	**Automotive**	25%-30% sales decline	20%-25% sales decline	5%-10% sales growth	15%-20% sales decline
	**Heavy Truck & Trailer**	40%-45% sales decline	50%-55% sales decline	10%-15% sales decline	30%-35% build rate decline
	**Beverage Can Packaging**	Relatively stable sales (~2% decline)	7%-9% sales decline	4% sales growth	Volumes expected to be flat
	**Commercial Building and Construction**	35%-40% sales decline	15%-25% sales decline across EU countries	8%-9% sales growth	10%-15% sales decline
	**Industrial Gas Turbine**				9% heavy duty gas turbine build rate decline

16 Alcoa Logo Challenging Market Conditions in 2009 Source: Alcoa analysis Alcoa End Markets: Current Assessment of 2009 Conditions

Alcoa Logo
Global Demand -7%, Unchanged From Q1’09 Outlook
2008 Global Demand Growth Rate:  -3%
(2008 ex China: -8%)
2009 Global Demand Growth Rate:  -7%
(2009 ex China: -10%)
Source: Alcoa analysis
Brazil
Russia
Asia w/o China
North America
Europe
China
2008 vs. 2009
Projected Growth Rates
2009 Projected Consumption
6.4
5.0
4.3
0%
-15%
-9%
-15%
-12%
-12%
-5%
13.1
9%
10%
-5%
-8%
0.9
5%
Other* 4.0
-1% -2%
* Other consists of: Middle East, India, Latin America ex Brazil and Rest of World
34.5
2008
Actual
2009
Forecast
0.8
2009 Projected Primary Aluminum Consumption by Region (in mmt)

Alcoa Logo
0
10
20
30
40
50
60
70
Jan-05 Jan-06 Jan-07 Jan-08 Jan-09
Days
Global Reported Primary Inventories
LME
Shanghai
Japan Port
Producer
Shifting Inventory Patterns – Metal Moving to LME
64 days of
consumption
Inventory Location
Source: IAI, Bloomberg
LME at 45
Days
Non-LME at
19 Days

Alcoa Logo
0
100
200
300
400
500
600
Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09
Short Tons,
Thousands
U.S. Metal Service Center Inventory
Product Inventories Have Seen Substantial Drawdown
-51%
Source: MSCI
U.S. distributor
stocks have declined
51% from October
2006 peak

Alcoa Logo
Painted
Siding
UBCs Food
Containers
Lithograph
Oct-08
Jun-09
Premiums Responding to Tightness in the Supply Chain
Scrap Prices Have Increased Regional Premiums Beginning to Improve
+13% pts
+6% pts
+4% pts
+5% pts
Source: Alcoa Analysis Source: Metal Bulletin, Platts
2009 YTD Change
+15%
+87%
+134%
0%
50%
100%
150%
Jan-07 Jul-07 Jan-08 Jul-08 Jan-09
% Change
Midwest
Japan
Europe
55%
60%
65%
70%
75%
80%
85%
Scrap
Price %
LME
0%

Alcoa Logo
China Western World
Global Supply and Demand Comparisons: 2009
2009E Aluminum Supply / Demand Balance (in kmt)
Deficit Surplus
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
Jan-May 09 Primary Production Run
Rate (Annualized)
10,900
Announced Restarts to be implemented
Jun - Dec 2009
1,300
Supply 12,200
Demand  (0% YOY change) (13,100)
Deficit (900)
Imports from Western World 900
Net Deficit 0
Jan-May 09  Primary Production
Run Rate (Annualized)
23,800
Announced net curtailments to be
implemented Jun - Dec 2009
(300)
Supply 23,500
Demand (-10% YOY change) (21,400)
Surplus 2,100
Exports to China (900)
Net Surplus 1,200

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2009E Alumina Supply / Demand Balance (in kmt)
Source: Alcoa estimates, CRU, CNAI, IAI
Alumina Market Reaches Equilibrium in 2009
Global
Equilibrium
Jan-Mar 09 Alumina Production  Run
Rate
19,000
Announced curtailments to be
implemented
0
Supply 19,000
Demand (24,000)
Deficit (5,000)
Imports from Western World 5,000
Net Deficit 0
Jan-Mar 09  Alumina Production Run
Rate
51,500
Announced curtailments to be
implemented
(1,400)
Supply 50,100
Demand (45,100)
Surplus 5,000
Exports to China (5,000)
Net Surplus 0
China Western World

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Procurement Efficiencies
– Cost savings by 2010
Overhead Rationalizations
– Cost savings by 2010
CapEx Reductions
– Annual CapEx post 2009
Working Capital Initiatives
– Cash Impact 2009
Asset Dispositions
– Net proceeds
Dividend Reduction
– Annual cash savings
Equity and Equity-Linked Financings
– Gross proceeds
Holistic Alcoa Approach: Improved Cost Structure and Balance Sheet
$2,000M
$400M
$850M
$800M
Demonstrating Solid Execution of Holistic Approach
$1,100M
$430M
$1,400M
Operational Financial

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$1 Billion Procurement Savings Realized to Date
Procurement Efficiencies: Reduction Targets
2009E
(millions)
Reduction Targets by Spend Category
Savings
2010E
15%
7%
6%
21%
34%
29%
5%
18%
2%
5%
4%
6%
2%
4%
Strategic Raw Materials -
Alumina and Primary Metals
Strategic Raw Materials - Flat-
Rolled Products
Indirect - Services
Indirect - Maintenance Repair
& Overhaul
Non-Smelter Energy
Transportation
Business Unit Metals
$994
$1,500
$2,000
2009 YTD 2009 Savings
Target vs. 2008
2010 Savings
Target vs. 2008
2/3 of full
year
target

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2H'08 Q2'09 Target Year-
End 2009
Forecast Year-
End 2009
2H'08 Q2'09 Target Year-
End 2009
Forecast Year-
End 2009
On Track for Carbon Products and Ahead on Caustic
Alcoa Global Caustic Cost
-34%
-59%
-26%
-37%
-62%
Coke remains on target, slightly better than previous
forecast
Caustic continues to improve; significant reduction to
previous forecast
Strategic Raw Material Performance and Reduction Targets
-58%
Alcoa Global Coke Cost

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Alcoa Global Pitch Cost
Creating Competitive Alternatives for Coal Tar Pitch
Levers
Specifications
Supply Base
Expansion
Backward
Integration
Expanding specifications
Deploying best practices to
mitigate industry wide pitch
quality deterioration
Aggressively developing
options for North America and
Australia
Aggressively developing
global logistics infrastructure
Expanding global supply
base for imported pitch
Developing regional logistics
options to increase import
capability
Leveraging Best Practices to Achieve Procurement
Savings
Actions
-17%
-7%
2H’08
Q2’09 Forecast
Year-End
2009
-

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Exceeded Full-Year Overhead Reduction Target in
First Six Months
*Includes: SG&A, R&D and Plant Administrative Expenses; excludes divestitures
Overhead Rationalization: Reduction Targets and Savings
$400M
(millions)
Overhead Savings Target
Savings
134% of
full year
target
100%
80%
2008 A 2010  Target
$268
$200
$400
2009 YTD 2009 Savings
Target vs. 2008
2010 Savings
Target vs. 2008

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Year-to-date 2009 Capital Expenditures of $889 million
- 48%
-53%
Capital Expenditure Reduction: Annual CapEx ($ millions)
$1,800
Project Start-Date
Juruti Q3'09
São Luis Q3'09
Estreito Q4'10
Growth Projects
$3,438
$911
$850
2008 2009E 2010E

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$942
$680
$800
$428
($690)
Inventory Receivables Accounts
Payable
2009 YTD
Cash
Generation
2009 Target
Working Capital
Days Reduction Targets
-28%
2009 YTD Working Capital
Change ($ millions)
Working Capital Initiatives: Targets and Year-to-date Results
Achieved 85% of Working Capital Target in 1H’09
85% of
full year
target
100%
72%
Dec - 08 Dec - 09 Target
$800M decrease
in working
capital in 2009

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Benefits of Aluminum Can Over PET bottles & Recycling Lifecycles
Aluminum is Infinitely Recyclable
.
Recycled aluminum
requires
95% less energy and
produces 95% less
greenhouse gas
emissions.
Recyclability
100% Recyclable, Infinitely.
Recycling Rate is 2X of PET
bottles
Only 3.5% of PET gets recycled
back into PET bottles.
Commercial
Quick to Chill
Superior Shelf Life
Superior Space Utilization –
economies of scale in freight &
warehousing
High Speed Manufacturing
Aluminum
Can vs. PET bottles
Only 25% of bottles get
recycled the bulk of
which is in carpets &
textiles
Almost 8 billion
pounds of plastic is
put away in landfills
every year!
Down-
Cycling
Average Life of
PET bottle
in a landfill ~
several thousands
of years
Infinitely
Recyclable
~75% of all
aluminum ever
made remains in
use today
60 days
60 days
60 days
60 days

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Alcoa: One Stop Shop for Consumer Electronics
Solutions
Colors
Durability &  Recycling
Heat Dissipation
Customer Needs Differentiation
Infinitely Recyclable
Alcoa Thermal Management
Customer Needs & Alcoa Offerings & Points of Differentiation
Bold palette
Longer lasting colors
Dent & scratch resistant
Reduced landfill waste
Increased recycled
content
4X superior cooling effect
Improved system lifetime
Superior look & feel vs.
Magnesium or Plastic
options
Finish versatility
Leather  Wood      Flower Texture
Textures
Alcoa Offerings
Brushed and Anodized

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Alcoa Solutions for the Oshkosh M-ATV
New Forged Suspensions Components -
light weight and rugged for off road capability
Armor Plate – Ballistic armor plate including
the new CR56 best in class weldable alloy.
Fasteners – In rugged chassis applications
2,244 Oshkosh M-ATV’s on contract, with
more orders expected
High Strength Forged Suspension Components, Fasteners and CR56 Armor:
Customer Insight: “Our M-ATV design combines the crew protection war fighters have come to expect in MRAP vehicles with the extreme mobility and durability needed to negotiate mountainous off-road terrain,” said Robert G.
Bohn, Oshkosh Corporation Chairman and CEO
Maneuverability – on rugged terrain
Blast Protection – against Improvised
Explosive Devices  (IED) and Explosively
Formed Penetrators (EFP).
Lightweight – to afford better protection,
payload and performance
Repairability – easy to weld surfaces for
field repair
Durability – superior corrosion resistance
needed
Original MRAP – Unsuitable for rugged terrain Oshkosh M-ATV – Designed specifically for rugged terrain
Customer Needs Alcoa Solutions

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Key end-markets stabilizing off
1Q’09 lows
Automotive better in 2H’09 versus
1H’09
Metal price above recent lows
Regional premiums are rising in
response to pockets of tightness
Signs of Stabilization Emerge From Near-term Catalysts
Supply / demand balance
Urban construction +32%
Light vehicles sales +14%
Unsustainable levels
Rapid drawdown of
inventories when economy
rebounds
Alternative fuel efficient
buses
New construction
Transmission lines for grid
Continued execution of
announced curtailments
Near-Term Catalysts
China
Curtailment
Stimulus Programs
De-Stocking
Signs of Stabilization
Catalysts for Aluminum Industry Growth

Alcoa Logo Matthew E. Garth Director, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com For Additional Information, Contact:

35 Alcoa Logo

Alcoa Logo
Announced Industry Curtailments Nearly Complete
Aluminum Supply: Curtailment Announcements by Producer (annualized kmt)
Curtailment % of Production
Executed
Not executed
687
Note: As of 6/22/09
Source: Production – CRU. Curtailments – Alcoa Analysis, Reuters, Bloomberg, Company Statements, Mitsui Bussan, Platts.
Other ROW
UC Rusal
Other China
Alcoa
Rio Tinto Alcan
Chalco
Hydro
38,759
11,352
10,788
4,494
4,049
3,990
2,317
1,769
0%
570
246
852
513 513
124
570
852
20% 5%
364
2,128
30% 25%
2,128
Average = 17%
15% 10%
1,460 1,096
560
122
127

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Reconciliation of ATOI to Consolidated Net Income
(Loss) Attributable to Alcoa
(in millions)
1Q08 2Q08 3Q08 4Q08 2008 1Q09 2Q09
   Total segment ATOI $     668 $     838 $     665 $       28 $  2,199 $    (143) $    (132)
   Unallocated amounts (net of tax):
      Impact of LIFO (31) (44) (5) 73 (7) 29 39
      Interest income 9 12 10 4 35 1 8
      Interest expense (64) (57) (63) (81) (265) (74) (75)
      Noncontrolling interests (1) (67) (70) (84) – (221) (10) 5
      Corporate expense (82) (91) (77) (78) (328) (71) (70)
      Restructuring and other charges (30) (1) (25) (637) (693) (46) (56)
      Discontinued operations 4 (7) (38) (262) (303) (17) (142)
      Other (104) (34) (115) (238) (491) (166) (31)
   Consolidated net income (loss) attributable to
Alcoa
$     303
$     546
$     268 $ (1,191) $      (74) $    (497) $    (454)
Prior period information was reclassified to reflect the movement of the Electrical and Electronic Solutions business to discontinued operations in the fourth quarter of 2008.
(1) On January 1, 2009, Alcoa adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated
Financial Statements – an amendment of ARB No. 51,” the provisions of which, among others, requires that minority interests be renamed noncontrolling interests for all periods presented.

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Reconciliation of Segment Information
(aluminum shipments in thousands of metric tons; dollars in millions)
Flat-Rolled Products 1Q08 2Q08 3Q08 4Q08 2008 1Q09
   Third-party aluminum shipments:
      As previously reported 610 591 580 515 2,296 455
      Less: Global Hard Alloy Extrusions 21 20 18 16 75 13
      As reported 589 571 562 499 2,221 442
   Third-party sales:
      As previously reported $  2,492 $  2,525 $  2,488 $  2,058 $  9,563 $  1,622
      Less: Global Hard Alloy Extrusions 156 162 145 134 597 112
      As reported $  2,336 $  2,363 $  2,343 $  1,924 $  8,966 $  1,510
   ATOI:
      As previously reported $       41 $       55 $       29 $      (98) $       27 $      (62)
      Less: Global Hard Alloy Extrusions 8 7 7 8 30 (1)
      As reported $       33 $       48 $       22 $    (106) $        (3) $      (61)
Engineered Products and Solutions 1Q08 2Q08 3Q08 4Q08 2008 1Q09
   Third-party aluminum shipments:
      As previously reported 48 49 45 40 182 28
      Add: Global Hard Alloy Extrusions 21 20 18 16 75 13
      As reported 69 69 63 56 257 41
   Third-party sales:
      As previously reported $  1,395 $  1,498 $  1,451 $  1,258 $  5,602 $  1,158
      Add: Global Hard Alloy Extrusions 156 162 145 134 597 112
      As reported $  1,551 $  1,660 $  1,596 $  1,392 $  6,199 $  1,270
   ATOI:
      As previously reported $     140 $     165 $     133 $       65 $     503 $       96
      Add: Global Hard Alloy Extrusions 8 7 7 8 30 (1)
      As reported $     148 $     172 $     140 $       73 $     533 $       95
In the second quarter of 2009, management approved the movement of Alcoa’s hard alloy extrusions business from the Flat-Rolled Products segment to the Engineered Products and Solutions segment.  This move was made to capture market, customer, and manufacturer synergies through the combination of the hard alloy extrusions business with the power and propulsion forgings business.  Prior period amounts were reclassified to reflect this change.

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Reconciliation of Adjusted (Loss) Income
(in millions, except per share amounts)
(Loss) Income (Loss) Income per Share
Quarter ended Six months ended Quarter ended Six months ended
March 31,
2009
June 30,
2009
June 30,
2008 *
June 30,
2009
March 31,
2009
June 30,
2009
June 30,
2008*
June 30,
2009
Net (loss) income
attributable to Alcoa $    (497)      $    (454)      $     849      $    (951)      $    (0.61)      $    (0.47)      $     1.03      $    (1.06)
Loss from
discontinued
operations (17) (142) (3) (159)
(Loss) income from
continuing
operations
attributable to Alcoa (480) (312) 852 (792) (0.59) (0.32) 1.03 (0.89)
Restructuring and
other charges 46 56 31 102
Other special items** (43) – 19 (43)
(Loss) income from
continuing
operations
attributable to Alcoa
– as adjusted
$    (477) $    (256) $     902 $    (733) (0.58) (0.26) 1.09 (0.82)
(Loss) income from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges and other special items. There can be no assurances that additional restructuring and other charges and other special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both (Loss) income from continuing operations attributable to Alcoa determined under GAAP as well as (Loss) income from continuing operations attributable to Alcoa – as adjusted.
* Financial information for the six months ended June 30, 2008 was reclassified to reflect the movement of the Electrical and Electronic Solutions business to discontinued operations in the fourth quarter of 2008.
** Other special items include the following: a gain on the Elkem/SAPA swap (-$133), a loss on the sale of Shining Prospect ($118), and a discrete income tax benefit related to a tax law change in Canada (-$28) for both the quarter ended March 31, 2009 and six months ended June 30, 2009; and a net discrete income tax charge related to the sale of the
    Packaging and Consumer businesses for the six months ended June 30, 2008.

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Reconciliation of Free Cash Flow
(in millions)
Quarter ended
June 30,
2008
September 30,
2008
December 31,
2008
March 31,
2009
June 30,
2009
Cash from operations $ 1,007 $     (93) $ 608 $   (271) $ 328
Total capital expenditures (796) (877) (1,017) (471) (418)
Free cash flow 211 $ (970) $
(
409) $ (742) ) $    $ (90
Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

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Other Reconciliations
(in millions)
Earnings before interest, taxes, depreciation, and amortization
(EBITDA)*
Quarter ended
March 31,
2009
June 30,
2009
Change
Net loss attributable to Alcoa
$   (497)       $   (454)       $      43
Add:
  Noncontrolling interests
10 (5) (15)
  Loss from discontinued operations
17 142 125
  Benefit for income taxes
(307) (108) 199
  Other expenses (income), net
30 (89) (119)
  Interest expense
114 115 1
  Restructuring and other charges
69 82 13
  Provision for depreciation, depletion, and amortization
     283      317        34
    Sub-total
     216      454      238
EBITDA
$   (281) $        – $    281
* Alcoa’s definition of EBITDA is net margin excluding depreciation, depletion, and amortization.  Net margin is equivalent to sales minus the following items: cost of goods sold; selling, general administrative, and other expenses; and research and development expenses.
EBITDA is a non-GAAP financial measure and should not be considered a substitute for any income or cash flow measure prepared in accordance with U.S. GAAP.
Management believes that EBITDA is meaningful to investors because it provides additional information with respect to Alcoa’s financial performance.  Because the calculation of EBITDA may vary among companies, the EBITDA presented by Alcoa may not be comparable to similarly titled measures of other companies.
Effective Tax Rate
Quarter ended
March 31,
2009
June 30,
2009
Change
Benefit for income taxes
$   (307)       $   (108)
Loss from continuing operations before income taxes
$   (777)       $   (425)

Effective tax rate
39.5% 25.4% (14.1)%
Less: Discrete tax items**
     5.0%        –     (5.0)%
Effective tax rate, excluding discrete tax items
   34.5%   25.4%     (9.1)%
* The discrete tax items in the quarter ended March 31, 2009 were income tax benefits of $28 (3.6%) related to a tax law change in Canada and $11 (1.4%) related to the Elkem/SAPA swap.
Effective tax rate, excluding discrete tax items is a non-GAAP financial measure.  Management believes that the Effective tax rate, excluding discrete tax items is meaningful to investors because it provides a view of Alcoa’s operational tax rate.

Primary Metals Adjusted ATOI
Quarter ended
March 31,
2009
June 30,
2009
Change
ATOI
$   (212)       $   (178)       $      34
Less: Gain on Elkem/SAPA swap
     112          –     (112)
ATOI – as adjusted
$   (324) $   (178) $    146
ATOI – as adjusted is a non-GAAP financial measure.  Management believes that ATOI – as adjusted is meaningful to investors because it provides better insight to the operational results and performance of the segment.
41